Exhibit 99.2

Supplemental Operating Information

December 31, 2004

Supplemental Information

Table of Contents

December 31, 2004

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 30 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Ronald P. Gibson

William E. Graham Jr.

Lawrence S. Kaplan

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Willard H. Smith Jr.

John L. Turner

F. William Vandiver, Jr.

Senior Management Team

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Gene H. Anderson

Senior Vice President and Director

Michael F. Beale

Senior Vice President

Robert G. Cutlip

Senior Vice President

W. Brian Reames

Senior Vice President

Carman J. Liuzzo

Vice President, Investments and Strategic Analysis

Mack D. Pridgen III

Vice President, General Counsel and Secretary

Terry L. Stevens

Vice President, Chief Financial Officer and Treasurer

Research Coverage

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

KeyBanc Capital Markets

Frank Greywitt - 216-443-4795

Legg Mason

David Fick - 410-454-5018

Morgan Stanley Dean Witter

Gregory Whyte - 212-761-6331

Prudential Equity Group

Jim Sullivan - 212-778-2515

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

UBS Warburg

Keith Mills - 212-713-3098

Wachovia Securities

Chris Haley - 443-263-6773

i

Corporate Information

Divisional Offices

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh/Richmond

Robert G. Cutlip - Regional Manager

Raleigh, NC

Robert G. Cutlip, Senior Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Charlotte/Memphis/Nashville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Charlotte, NC

Thomas F. Cochran, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE        Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Sr. Director, Investor Relations

Phone: 919-431-1529

Fax:      919-876-6929

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the

Investor Relations Coordinator at: Phone: 919-875-6717 or 800-256-2963 Email:  HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of December 31, 2004, the Company owned or had an interest in 510 in-service office, industrial and retail properties encompassing approximately 40.8 million square feet. Highwoods also owns approximately 1,101 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

ii

Capitalization

Dollars, shares, and units in thousands

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Long-Term Debt (see page 2 & 3):	$1,571,777	$1,600,627	$1,603,485	$1,790,039	$1,717,765

Finance Obligations:	$63,531	$62,992	$63,345	$62,994	$124,063

Preferred Stock:
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	100,000	100,000	100,000	100,000

Total preferred stock	$377,445	$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	53,813	53,713	53,716	53,631	53,474
Minority interest partnership units	6,102	6,128	6,146	6,146	6,203

Total shares and units outstanding	59,915	59,841	59,862	59,777	59,677

Stock price at period end	$27.70	$24.61	$23.50	$26.21	$25.40
Market value of common equity	$1,659,646	$1,472,687	$1,406,757	$1,566,755	$1,515,795

Total market capitalization with debt and obligations	$3,672,399	$3,513,751	$3,451,032	$3,797,233	$3,735,068

See pages 24 to 30 for information regarding Highwoods’ Joint Ventures

Long-Term Debt Summary

Dollars in thousands

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Balances Outstanding:

Secured:
Conventional fixed rate	$732,796	$745,524	$748,740	$751,894	$755,049
Variable rate debt	66,181	50,803	54,945	204,845	68,709
Conventional fixed rate 1/	22,800	22,800	22,800	22,800	22,800
Variable rate debt 2/	—	—	—	—	136,207

Secured total	$821,777	$819,127	$826,485	$979,539	$982,765

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$560,000	$560,000
Variable rate debt	120,000	120,000	120,000	120,000	120,000
Credit facility	170,000	201,500	197,000	130,500	55,000

Unsecured total	$750,000	$781,500	$777,000	$810,500	$735,000

Total	$1,571,777	$1,600,627	$1,603,485	$1,790,039	$1,717,765

Average Interest Rates:

Secured:
Conventional fixed rate	7.2%	7.2%	7.2%	7.2%	7.2%
Variable rate debt	4.2%	3.7%	3.1%	3.1%	3.1%
Conventional fixed rate 1/	6.1%	6.1%	6.1%	6.1%	6.1%
Variable rate debt 2/	—	—	—	—	3.2%

Secured total	6.9%	6.9%	6.9%	6.3%	6.3%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.3%	7.3%
Variable rate debt	3.5%	3.0%	2.9%	2.4%	2.5%
Credit facility	3.4%	2.2%	2.3%	2.1%	2.2%

Unsecured total	5.9%	5.4%	5.4%	5.8%	6.2%

Average	6.4%	6.2%	6.2%	6.1%	6.3%

Capitalized Interest:	$447	$334	$257	$115	$204

Maturity Schedule:
		Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year		Secured Debt 3/	Unsecured Debt
2005		$67,650	$120,000	$187,650	5.3%
2006		53,118	280,000	333,118	4.8%
2007		92,534	—	92,534	7.3%
2008		—	100,000	100,000	7.1%
2009		171,797	50,000	221,797	7.9%
2010		137,969	—	137,969	7.8%
2011		—	—	—	—
2012		22,800	—	22,800	6.1%
2013		270,460	—	270,460	5.9%
2014		—	—	—	—
Thereafter		5,449	200,000	205,449	7.5%

Total maturities		$821,777	$750,000	$1,571,777	6.4%

Weighted average maturity = 4.7 years

1/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
2/	Loan relates to the consolidated 20% owned joint venture properties (MG-HIW, LLC).
3/	Excludes annual principal amortization
4/	Included in the $280.0 million of unsecured debt maturities is $170.0 million related to the credit facility which matures in 2006.

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 12/31/04	Undepreciated Book Value of Assets Secured
Monumental Life Ins. Co.	7.8%	Nov-09	$163,814	$236,302
Northwestern Mutual	6.0%	Mar-13	141,865	186,090
Northwestern Mutual	7.8%	Nov-10	137,969	276,756
Massachusetts Mutual Life Ins. Co.	5.7%	Dec-13	127,541	185,836
Northwestern Mutual	8.2%	Feb-07	65,221	138,820
GECC 1/	3.7%	Jan-06	46,985	82,171
Principal Life Ins. Co.	8.6%	Apr-05	41,204	103,251
Principal Life Ins. Co.	8.2%	Aug-05	26,446	70,387
Metropolitan Life Ins. Co. 2/	6.1%	Oct-12	22,800	38,774
PNC/Am South/Southtrust 3/	3.7%	Oct-07	15,449	17,014
PFL Life Ins. Co. 4/	8.1%	Jun-07	5,711	22,457
Ohio National	8.0%	Nov-17	5,449	10,915
Lutheran Brotherhood	6.8%	Apr-09	4,023	7,628
PFL Life Ins. Co. 3/4/	3.8%	Jun-07	3,747	—
American General	7.9%	Dec-06	2,708	7,088
Assoc Retirement Trust Fund	8.0%	Jan-07	2,405	6,812
USG Annuity	7.7%	Feb-06	2,198	3,777
Security Life of Denver	8.9%	Aug-09	2,061	9,451
Southland Life Ins. Co.	8.8%	Aug-09	1,899	6,968
American United Life	9.0%	Jun-13	1,056	3,637
CUNA Mutual	8.0%	Sep-06	631	3,184
Members Life Ins. Co	8.0%	Sep-06	596	3,259

	6.9%		$821,777	$1,420,577

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.3%		$460,000

Unsecured Loans
Term Loan 1/	3.4%	Sep-05	$20,000
Term Loan 5/	3.7%	Nov-05	100,000
Line of Credit 1/	3.4%	Jul-06	170,000

	3.5%		$290,000

Total Debt	6.4%		$1,571,777

1/	Floating rate loans based on one month libor.
2/	Loan relates to the consolidated 20% owned joint venture property (Harborview).
3/	Floating rate loan based on ninety day libor.
4/	These two loans are secured by the same assets.
5/	Floating rate loan based on two month libor.

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Office Industrial & Retail

In-Service:
Office 2/	24,628,000	25,151,000	25,272,000	26,608,000	25,303,000
Industrial	7,829,000	7,992,000	7,992,000	8,092,000	8,092,000
Retail 3/	1,409,000	1,410,000	1,411,000	1,411,000	1,527,000

Total	33,866,000	34,553,000	34,675,000	36,111,000	34,922,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	140,000	140,000
Industrial	350,000	350,000	—	—	—
Retail	—	—	—	—	—

Total	350,000	350,000	—	140,000	140,000

Development - In Process:
Office 2/	358,000	333,000	222,000	112,000	112,000
Industrial	—	—	350,000	350,000	350,000
Retail	9,600	—	—	—	—

Total	367,600	333,000	572,000	462,000	462,000

Total:
Office 2/	24,986,000	25,484,000	25,494,000	26,860,000	25,555,000
Industrial	8,179,000	8,342,000	8,342,000	8,442,000	8,442,000
Retail 3/	1,418,600	1,410,000	1,411,000	1,411,000	1,527,000

Total	34,583,600	35,236,000	35,247,000	36,713,000	35,524,000

Same Property
Office 2/	22,907,000	22,907,000	22,907,000	22,907,000	22,907,000
Industrial	7,769,000	7,769,000	7,769,000	7,769,000	7,769,000
Retail	1,409,000	1,409,000	1,409,000	1,409,000	1,409,000

Total	32,085,000	32,085,000	32,085,000	32,085,000	32,085,000

Percent Leased/Pre-Leased:

In-Service:
Office	82.7%	80.9%	79.2%	79.2%	79.2%
Industrial	90.2%	88.4%	88.0%	86.5%	85.7%
Retail	97.3%	94.5%	93.4%	94.0%	96.3%

Total	85.0%	83.2%	81.8%	81.4%	81.5%

Development Completed - Not Stabilized:
Office	—	—	—	36.0%	36.0%
Industrial	100.0%	100.0%	—	—	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	—	36.0%	36.0%

Development - In Process:
Office	100.0%	100.0%	100.0%	100.0%	100.0%
Industrial	—	—	100.0%	100.0%	100.0%
Retail	44.0%	—	—	—	—

Total	98.5%	100.0%	100.0%	100.0%	100.0%

Same Property
Office	83.1%	81.0%	80.1%	80.2%	80.5%
Industrial	90.3%	88.9%	88.6%	87.3%	86.5%
Retail	97.3%	94.6%	93.6%	94.2%	96.8%

Total	85.5%	83.5%	82.8%	82.5%	82.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties.

Portfolio Summary

(Continued)

As of December 31, 2004

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	4,597,000		83.8%	15.7%	0.2%	—	15.9%
Atlanta	6,826,000		83.7%	11.7%	3.1%	—	14.8%
Tampa	4,196,000		71.0%	13.4%	—	—	13.4%
Kansas City	2,308,000	4/	94.1%	4.2%	—	8.5%	12.7%
Nashville	2,870,000		93.3%	11.9%	—	—	11.9%
Piedmont Triad 5/	6,651,000		92.5%	6.3%	4.2%	—	10.5%
Richmond	1,835,000		94.1%	7.0%	—	—	7.0%
Memphis	1,216,000		83.2%	4.5%	—	—	4.5%
Charlotte	1,492,000		72.9%	3.9%	—	—	3.9%
Greenville	1,127,000		80.5%	3.1%	0.1%	—	3.2%
Columbia	426,000		60.4%	1.0%	—	—	1.0%
Orlando	222,000		93.3%	0.9%	—	—	0.9%
Other	100,000		61.3%	0.3%	—	—	0.3%

Total	33,866,000		85.0%	83.9%	7.6%	8.5%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Revenue 2/6/
				Office	Industrial	Retail	Multi-Family	Total
Atlanta	7,661,000		84.6%	11.9%	2.8%	—	—	14.7%
Raleigh 3/	5,052,000		85.2%	14.3%	0.1%	—	—	14.4%
Tampa	4,401,000		72.3%	12.2%	—	—	—	12.2%
Kansas City	2,736,000	4/	92.9%	4.6%	—	7.6%	—	12.2%
Nashville	2,870,000		93.3%	10.6%	—	—	—	10.6%
Piedmont Triad 5/	7,015,000		92.9%	6.0%	3.8%	—	—	9.8%
Richmond	2,248,000		95.1%	6.8%	—	—	—	6.8%
Memphis	1,216,000		83.2%	4.0%	—	—	—	4.0%
Des Moines	2,253,000		91.5%	3.0%	0.4%	0.1%	0.4%	3.9%
Orlando	1,905,000		90.1%	3.6%	—	—	—	3.6%
Charlotte	1,640,000		75.4%	3.6%	—	—	—	3.6%
Greenville	1,127,000		80.5%	2.8%	0.1%	—	—	2.9%
Columbia	426,000		60.4%	0.9%	—	—	—	0.9%
Other	210,000		81.6%	0.4%	—	—	—	0.4%

Total	40,760,000		84.7%	84.7%	7.2%	7.7%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Research Triangle metropolitan area.
4/	Excludes basement space in the Country Club Plaza property of 430,000 square feet
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 35

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of December 31, 2004

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,496,000	84.0%	18.7%	101,000	74.9%	2.2%
Tampa	4,196,000	71.0%	16.0%	—	—	—
Nashville	2,870,000	93.3%	14.1%	—	—	—
Atlanta	3,575,000	83.0%	14.0%	3,251,000	84.3%	41.4%
Richmond	1,835,000	94.1%	8.3%	—	—	—
Piedmont Triad	2,281,000	85.2%	7.5%	4,370,000	96.3%	55.4%
Memphis	1,216,000	83.2%	5.3%	—	—	—
Kansas City	895,000	89.1%	5.0%	4,000	100.0%	0.1%
Charlotte	1,492,000	72.9%	4.7%	—	—	—
Greenville	1,024,000	85.7%	3.7%	103,000	28.9%	0.9%
Columbia	426,000	60.4%	1.2%	—	—	—
Orlando	222,000	93.3%	1.1%	—	—	—
Other	100,000	61.3%	0.4%	—	—	—

	24,628,000	82.7%	100.0%	7,829,000	90.2%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,409,000	97.3%	100.0%

	1,409,000	97.3%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
Atlanta	Rentable Square Feet	6,825,000	6,825,000	6,821,000	6,919,000	6,919,000
	Occupancy	83.7%	81.3%	80.7%	78.8%	78.4%
	Current Properties 2/	83.7%	81.3%	80.7%	78.9%	78.4%

Charlotte	Rentable Square Feet	1,492,000	1,655,000	1,655,000	1,655,000	1,655,000
	Occupancy	72.9%	74.6%	73.9%	80.5%	79.6%
	Current Properties 2/	72.9%	75.1%	74.1%	81.6%	80.5%

Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	60.4%	57.5%	57.9%	58.6%	57.9%
	Current Properties 2/	60.4%	57.5%	57.9%	58.6%	57.8%

Greenville	Rentable Square Feet	1,127,000	1,319,000	1,319,000	1,319,000	1,318,000
	Occupancy	80.5%	79.4%	78.8%	78.8%	80.2%
	Current Properties 2/	80.5%	78.4%	77.4%	77.4%	79.0%

Kansas City 3/	Rentable Square Feet	2,308,000	2,308,000	2,310,000	2,309,000	2,433,000
	Occupancy	94.1%	92.4%	91.4%	91.2%	92.7%
	Current Properties 2/	94.1%	92.4%	91.4%	91.2%	92.8%

Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,216,000	1,216,000
	Occupancy	83.2%	82.1%	82.0%	81.3%	81.0%
	Current Properties 2/	83.2%	82.1%	82.0%	81.3%	81.0%

Nashville	Rentable Square Feet	2,870,000	2,870,000	2,870,000	2,870,000	2,869,000
	Occupancy	93.3%	93.4%	91.7%	89.8%	91.5%
	Current Properties 2/	93.3%	93.4%	91.7%	89.8%	91.4%

Orlando	Rentable Square Feet	222,000	387,000	387,000	1,656,000	299,000
	Occupancy	93.2%	94.4%	52.9%	75.8%	44.9%
	Current Properties 2/	93.2%	93.2%	88.5%	91.5%	90.6%

Piedmont Triad	Rentable Square Feet	6,652,000	6,652,000	6,652,000	6,685,000	6,688,000
	Occupancy	92.5%	91.9%	91.1%	90.5%	90.0%
	Current Properties 2/	92.5%	91.9%	91.1%	91.0%	90.5%

Raleigh	Rentable Square Feet	4,597,000	4,739,000	4,808,000	4,664,000	4,706,000
	Occupancy	83.8%	81.1%	79.4%	80.9%	80.8%
	Current Properties 2/	83.8%	80.8%	79.4%	79.6%	79.4%

Richmond	Rentable Square Feet	1,835,000	1,835,000	1,835,000	1,851,000	1,852,000
	Occupancy	94.1%	92.0%	89.7%	90.9%	91.5%
	Current Properties 2/	94.1%	92.0%	89.7%	91.0%	91.6%

Tampa	Rentable Square Feet	4,196,000	4,221,000	4,277,000	4,443,000	4,441,000
	Occupancy	71.0%	66.1%	65.9%	63.7%	63.4%
	Current Properties 2/	71.0%	66.1%	66.8%	65.9%	65.5%

Total 4/	Rentable Square Feet	33,766,000	34,453,000	34,576,000	36,013,000	34,822,000
	Occupancy	85.0%	83.2%	81.8%	81.4%	81.5%

	Current Properties 2/	85.0%	83.2%	82.3%	82.1%	82.1%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on December 31, 2004 are included for each quarter shown.
3/	Excludes basement space in the Country Club Plaza property of 430,000 square feet.
4/	Excludes 100,000 square foot building located in South Florida

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	12/31/04 2/	9/30/04 3/	6/30/04 4/	3/31/04 5/	12/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	206	219	230	209	179	209
Rentable square footage leased	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924
Square footage of Renewal Deals	726,959	703,003	1,011,662	673,551	614,969	746,029
Renewed square footage (% of total)	66.0%	51.4%	73.6%	56.5%	63.9%	62.2%
New Leases square footage (% of total)	34.0%	48.6%	26.4%	43.5%	36.1%	37.8%

Average per rentable square foot over the lease term:
Base rent	$17.40	$16.68	$17.64	$17.43	$16.12	$17.05
Tenant improvements	(1.51)	(1.27)	(1.09)	(1.57)	(1.09)	(1.31)
Leasing commissions 6/	(0.62)	(0.64)	(0.52)	(0.58)	(0.64)	(0.60)
Rent concessions	(0.31)	(0.37)	(0.27)	(0.63)	(0.35)	(0.39)

Effective rent	14.96	14.40	15.76	14.65	14.04	14.75
Expense stop	(5.61)	(5.32)	(5.25)	(5.70)	(5.35)	(5.45)

Equivalent effective net rent	$9.35	$9.08	$10.51	$8.95	$8.69	$9.30

Average term in years	5.0	3.7	4.3	4.8	4.1	4.4

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$9,208,835	$9,455,102	$8,908,277	$10,063,665	$5,355,637	$8,598,303
Rentable square feet	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924

Per rentable square foot	$8.36	$6.91	$6.48	$8.44	$5.56	$7.17

Leasing Commissions:
Total dollars committed under signed leases 6/	$2,806,566	$2,969,620	$2,878,161	$2,747,400	$2,102,659	$2,700,881
Rentable square feet	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924

Per rentable square foot	$2.55	$2.17	$2.09	$2.31	$2.18	$2.25

Total:
Total dollars committed under signed leases	$12,015,400	$12,424,721	$11,786,438	$12,811,064	$7,458,296	$11,299,184
Rentable square feet	1,101,291	1,368,577	1,375,372	1,191,746	962,636	1,199,924

Per rentable square foot	$10.91	$9.08	$8.57	$10.75	$7.75	$9.42

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 111K square feet of leases that start in 2007 or later
3/	Includes 128K square feet of leases that start in 2006 or later
4/	Includes 100K square feet of leases that start in 2006 or later
5/	Includes 72K square feet of leases that start in 2006 or later
6/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	12/31/04	9/30/04 1/	06/30/04	03/31/04	12/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	36	34	7	32	36	29
Rentable square footage leased	1,216,644	285,706	820,933	630,829	1,131,281	817,079
Square footage of Renewal Deals	875,445	246,797	642,011	448,003	968,879	636,227
Renewed square footage (% of total)	72.0%	86.4%	78.2%	71.0%	85.6%	77.9%
New Leases square footage (% of total)	28.0%	13.6%	21.8%	29.0%	14.4%	22.1%

Average per rentable square foot over the lease term:
Base rent	$3.49	$4.73	$4.11	$3.67	$3.79	$3.96
Tenant improvements	(0.13)	(0.33)	(0.31)	(0.17)	(0.08)	(0.20)
Leasing commissions 2/	(0.06)	(0.07)	(0.08)	(0.14)	(0.08)	(0.09)
Rent concessions	(0.03)	(0.05)	(0.17)	(0.05)	(0.05)	(0.07)

Effective rent	3.27	4.28	3.55	3.31	3.58	3.60
Expense stop	(0.09)	(0.54)	(0.36)	(0.18)	(0.20)	(0.27)

Equivalent effective net rent	$3.18	$3.74	$3.19	$3.13	$3.38	$3.33

Average term in years	2.0	2.6	3.2	2.6	3.2	2.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$756,077	$307,534	$1,805,334	$640,867	$517,025	$805,367
Rentable square feet	1,216,644	285,706	820,933	630,829	1,131,281	817,079

Per rentable square foot	$0.62	$1.08	$2.20	$1.02	$0.46	$0.99

Leasing Commissions:
Total dollars committed under signed leases 2/	$226,000	$64,714	$207,676	$280,486	$338,143	$223,404
Rentable square feet	1,216,644	285,706	820,933	630,829	1,131,281	817,079

Per rentable square foot	$0.19	$0.23	$0.25	$0.44	$0.30	$0.27

Total:
Total dollars committed under signed leases	$982,077	$372,247	$2,013,010	$921,354	$855,168	$1,028,771
Rentable square feet	1,216,644	285,706	820,933	630,829	1,131,281	817,079

Per rentable square foot	$0.81	$1.30	$2.45	$1.46	$0.76	$1.26

1/	Includes 74K square feet of leases that start in 2006 or later
2/	Excludes a full allocation of internal marketing cost

Leasing Statistics

Retail Portfolio

	Three Months Ended
	12/31/04	9/30/04	6/30/04 1/	3/31/04 2/	12/31/03	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	23	18	13	10	9	15
Rentable square footage leased	106,629	34,300	38,548	37,303	75,947	58,545
Square footage of Renewal Deals	78,579	15,530	17,482	27,219	53,541	38,470
Renewed square footage (% of total)	73.7%	45.3%	45.4%	73.0%	70.5%	65.7%
New Leases square footage (% of total)	26.3%	54.7%	54.6%	27.0%	29.5%	34.3%

Average per rentable square foot over the lease term:
Base rent	$17.03	$26.45	$22.98	$30.87	$12.30	$21.93
Tenant improvements	(1.73)	(1.84)	(2.04)	(1.58)	(0.31)	(1.50)
Leasing commissions 3/	(0.26)	(0.56)	(0.32)	(0.31)	(0.14)	(0.32)
Rent concessions	0.00	(0.04)	0.00	(0.06)	0.00	(0.02)

Effective rent	15.04	24.01	20.62	28.92	11.85	20.09
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$15.04	$24.01	$20.62	$28.92	$11.85	$20.09

Average term in years	8.3	5.7	8.0	6.1	6.8	7.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$2,137,327	$403,309	$800,125	$866,975	$239,110	$889,369
Rentable square feet	106,629	34,300	38,548	37,303	75,947	58,545

Per rentable square foot	$20.04	$11.76	$20.76	$23.24	$3.15	$15.19

Leasing Commissions:
Total dollars committed under signed leases 3/	$220,528	$86,458	$34,423	$28,206	$17,212	$77,365
Rentable square feet	106,629	34,300	38,548	37,303	75,947	58,545

Per rentable square foot	$2.07	$2.52	$0.89	$0.76	$0.23	$1.32

Total:
Total dollars committed under signed leases	$2,357,855	$489,767	$834,548	$895,181	$256,322	$966,735
Rentable square feet	106,629	34,300	38,548	37,303	75,947	58,545

Per rentable square foot	$22.11	$14.28	$21.65	$24.00	$3.38	$16.51

1/	Includes 6K square feet of leases that start in 2006 or later
2/	Includes 16K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Leasing Statistics by Market

For the Three Months ended December 31, 2004

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	273,485	5.0	$15.51	$8.09	$3.25
Tampa	150,572	4.6	19.15	11.73	2.48
Memphis	147,013	6.9	19.46	14.00	2.12
Nashville	141,497	6.5	20.31	9.13	3.56
Richmond	114,827	4.2	19.16	7.44	1.66
Piedmont Triad	87,039	4.4	11.11	2.26	0.26
Atlanta	77,653	3.0	12.14	3.75	1.56
Charlotte	70,122	3.5	14.57	5.88	1.64
Kansas City	23,543	3.4	21.95	2.08	3.31
Orlando	6,788	2.7	24.03	7.56	0.00
Greenville	6,167	2.7	18.31	3.61	1.42
Columbia	2,585	2.7	14.41	0.93	1.55

	1,101,291	5.0	$17.09	$8.36	$2.55

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	954,519	1.5	$3.08	$0.17	$0.08
Atlanta	262,125	3.7	4.84	2.27	0.50

	1,216,644	2.0	$3.46	$0.62	$0.19

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	106,629	8.3	$17.03	$20.04	$2.07

	106,629	8.3	$17.03	$20.04	$2.07

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commisions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Rental Rate Comparisons by Market

For the Three Months ended December 31, 2004

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Raleigh	273,485	$15.51	$16.88	-8.1%
Tampa	150,572	19.15	19.46	-1.6%
Memphis	147,013	19.46	19.27	1.0%
Nashville	141,497	20.31	19.44	4.5%
Richmond	114,827	19.16	18.53	3.4%
Piedmont Triad	87,039	11.11	15.15	-26.7%
Atlanta	77,653	12.14	17.64	-31.2%
Charlotte	70,122	14.57	15.85	-8.1%
Kansas City	23,543	21.95	20.67	6.2%
Orlando	6,788	24.03	20.34	18.1%
Greenville	6,167	18.31	17.24	6.2%
Columbia	2,585	14.41	17.99	-19.9%

	1,101,291	$17.09	$17.99	-5.0%

Cash Rent Growth	1,101,291	$16.43	$19.02	-13.7%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Piedmont Triad	954,519	$3.08	$3.03	1.6%
Atlanta	262,125	4.84	5.54	-12.6%

	1,216,644	$3.46	$3.60	-3.8%

Cash Rent Growth	1,216,644	$3.45	$3.67	-6.0%

Retail Portfolio

Market	Rentable Square Feet Leased	Current GAAP Rent	Previous GAAP Rent	Percentage Change GAAP Rent
Kansas City	106,629	$17.03	$17.20	-1.0%

	106,629	$17.03	$17.20	-1.0%

Cash Rent Growth	106,629	$15.99	$17.60	-9.1%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Lease Expirations

December 31, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2005 3/	3,114,226	15.2%	$56,695	$18.21	15.9%
2006	3,179,399	15.5%	59,037	18.57	16.6%
2007	2,069,793	10.2%	35,202	17.01	9.9%
2008	3,111,840	15.3%	50,196	16.13	14.1%
2009	2,838,459	13.9%	49,006	17.27	13.7%
2010	1,913,500	9.4%	34,812	18.19	9.8%
2011	1,389,886	6.8%	25,769	18.54	7.2%
2012	766,121	3.8%	14,066	18.36	3.9%
2013	480,340	2.4%	8,087	16.84	2.3%
2014	419,418	2.1%	7,868	18.76	2.2%
2015 and thereafter	1,099,229	5.4%	15,834	14.40	4.4%

	20,382,211	100.0%	$356,572	$17.49	100.0%

Industrial:
2005 4/	1,981,682	28.2%	$8,377	$4.23	25.9%
2006	964,023	13.7%	4,821	5.00	14.9%
2007	1,897,292	26.9%	8,746	4.61	27.1%
2008	627,041	8.9%	2,851	4.55	8.8%
2009	644,325	9.1%	3,598	5.58	11.1%
2010	159,418	2.3%	795	4.99	2.5%
2011	150,822	2.1%	713	4.73	2.2%
2012	171,340	2.4%	435	2.54	1.3%
2013	102,384	1.5%	621	6.07	1.9%
2014	206,731	2.9%	799	3.86	2.5%
2015 and thereafter	142,170	2.0%	596	4.19	1.8%

	7,047,228	100.0%	$32,352	$4.59	100.0%

1/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
4/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note:	2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Lease Expirations

December 31, 2004

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2005 2/	64,184	4.7%	$1,747	$27.22	4.8%
2006	101,607	7.4%	2,498	24.58	6.9%
2007	79,810	5.8%	2,197	27.53	6.1%
2008	131,003	9.6%	3,711	28.33	10.3%
2009	190,401	13.9%	4,735	24.87	13.1%
2010	88,790	6.5%	2,989	33.66	8.3%
2011	58,071	4.2%	1,867	32.15	5.2%
2012	140,336	10.2%	3,923	27.95	10.9%
2013	108,866	7.9%	2,681	24.63	7.4%
2014	83,349	6.1%	1,570	18.84	4.3%
2015 and thereafter	324,988	23.7%	8,212	25.27	22.7%

	1,371,405	100.0%	$36,130	$26.35	100.0%

Total:
2005 3/4/	5,160,092	17.9%	66,819	12.95	15.6%
2006	4,245,029	14.7%	66,356	15.63	15.6%
2007	4,046,895	14.1%	46,145	11.40	10.9%
2008	3,869,884	13.4%	56,758	14.67	13.4%
2009	3,673,185	12.8%	57,339	15.61	13.5%
2010	2,161,708	7.5%	38,596	17.85	9.1%
2011	1,598,779	5.6%	28,349	17.73	6.7%
2012	1,077,797	3.7%	18,424	17.09	4.3%
2013	691,590	2.4%	11,389	16.47	2.7%
2014	709,498	2.5%	10,237	14.43	2.4%
2015 and thereafter	1,566,387	5.4%	24,642	15.73	5.8%

	28,800,844	100.0%	$425,054	$14.76	100.0%

1/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 10,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 326,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note:	2005 and beyond expirations that have been renewed are reflected above based on the renewal’s expiration date.

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended
		3/31/05 2/	06/30/05	09/30/05	12/31/05	Total
Atlanta	RSF	151,868	72,363	343,766	30,501	598,498
	% of Total Office RSF	0.7%	0.4%	1.7%	0.1%	2.9%
	Annualized Revenue 3/	$1,888	$1,191	$5,862	$468	$9,409
	% of Total Office Annl Rev	0.5%	0.3%	1.6%	0.1%	2.6%

Charlotte	RSF	139,577	47,871	58,557	22,267	268,272
	% of Total Office RSF	0.7%	0.2%	0.3%	0.1%	1.3%
	Annualized Revenue 3/	$2,286	$900	$767	$377	$4,330
	% of Total Office Annl Rev	0.6%	0.3%	0.2%	0.1%	1.2%

Columbia	RSF	0	0	27,437	3,352	30,789
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.2%
	Annualized Revenue 3/	$—	$—	$506	$60	$566
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.0%	0.2%

Greenville	RSF	11,608	0	101,444	0	113,052
	% of Total Office RSF	0.1%	0.0%	0.5%	0.0%	0.6%
	Annualized Revenue 3/	$257	$—	$1,585	$—	$1,842
	% of Total Office Annl Rev	0.1%	0.0%	0.4%	0.0%	0.5%

Kansas City	RSF	62,994	33,324	20,970	26,654	143,942
	% of Total Office RSF	0.3%	0.2%	0.1%	0.1%	0.7%
	Annualized Revenue 3/	$1,384	$627	$406	$489	$2,906
	% of Total Office Annl Rev	0.4%	0.2%	0.1%	0.1%	0.8%

Memphis	RSF	88,827	12,770	71,392	9,867	182,856
	% of Total Office RSF	0.4%	0.1%	0.4%	0.0%	0.9%
	Annualized Revenue 3/	$1,594	$258	$1,376	$177	$3,405
	% of Total Office Annl Rev	0.4%	0.1%	0.4%	0.0%	1.0%

Nashville	RSF	62,131	97,717	60,152	115,545	335,545
	% of Total Office RSF	0.3%	0.5%	0.3%	0.6%	1.6%
	Annualized Revenue 3/	$1,289	$2,014	$1,231	$2,362	$6,896
	% of Total Office Annl Rev	0.4%	0.6%	0.3%	0.7%	1.9%

Orlando	RSF	7,847	0	0	0	7,847
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 3/	$130	$—	$—	$—	$130
	% of Total Office Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Piedmont Triad	RSF	35,735	75,089	96,135	41,764	248,723
	% of Total Office RSF	0.2%	0.4%	0.5%	0.2%	1.2%
	Annualized Revenue 3/	$623	$1,349	$1,515	$709	$4,196
	% of Total Office Annl Rev	0.2%	0.4%	0.4%	0.2%	1.2%

Raleigh	RSF	79,653	176,674	118,453	109,598	484,378
	% of Total Office RSF	0.3%	0.9%	0.6%	0.5%	2.3%
	Annualized Revenue 3/	$1,428	$3,443	$2,325	$2,272	$9,468
	% of Total Office Annl Rev	0.4%	1.0%	0.7%	0.6%	2.7%

Richmond	RSF	20,687	64,056	163,736	92,200	340,679
	% of Total Office RSF	0.1%	0.3%	0.8%	0.5%	1.7%
	Annualized Revenue 3/	$391	$1,151	$3,216	$1,409	$6,167
	% of Total Office Annl Rev	0.1%	0.3%	0.9%	0.4%	1.7%

Tampa	RSF	118,001	65,225	87,754	67,089	338,069
	% of Total Office RSF	0.6%	0.3%	0.4%	0.3%	1.7%
	Annualized Revenue 3/	$2,174	$1,463	$1,818	$1,472	$6,927
	% of Total Office Annl Rev	0.6%	0.4%	0.5%	0.4%	1.9%

Other	RSF	1,095	0	20,481	0	21,576
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.1%
	Annualized Revenue 3/	$5	$—	$451	$—	$456
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.0%	0.1%

Total	RSF	780,023	645,089	1,170,277	518,837	3,114,226
	% of Total Office RSF	3.8%	3.2%	5.7%	2.5%	15.2%
	Annualized Revenue 3/	$13,449	$12,396	$21,058	$9,795	$56,698
	% of Total Office Annl Rev	3.8%	3.5%	5.9%	2.7%	15.9%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended
		3/31/05 1/	06/30/05	09/30/05	12/31/05	Total
Atlanta	RSF	198,966	104,219	170,528	271,953	745,666
	% of Total Industrial RSF	2.8%	1.5%	2.4%	3.9%	10.6%
	Annualized Revenue 2/	$548	$415	$837	$1,595	$3,395
	% of Total Industrial Annl Rev	1.7%	1.3%	2.6%	4.9%	10.5%

Charlotte	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Kansas City	RSF	2,018	0	0	0	2,018
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$—	$17
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	840,404	92,444	232,595	26,966	1,192,409
	% of Total Industrial RSF	11.9%	1.3%	3.3%	0.4%	16.9%
	Annualized Revenue 2/	$3,143	$524	$753	$184	$4,604
	% of Total Industrial Annl Rev	9.7%	1.6%	2.3%	0.6%	14.2%

Raleigh	RSF	3,728	5,950	31,911	0	41,589
	% of Total Industrial RSF	0.1%	0.1%	0.5%	0.0%	0.6%
	Annualized Revenue 2/	$34	$49	$278	$—	$361
	% of Total Industrial Annl Rev	0.1%	0.2%	0.9%	0.0%	1.1%

Total	RSF	1,045,116	202,613	435,034	298,919	1,981,682
	% of Total Industrial RSF	14.8%	2.9%	6.2%	4.2%	28.1%
	Annualized Revenue 2/	$3,742	$988	$1,868	$1,779	$8,377
	% of Total Industrial Annl Rev	11.6%	3.1%	5.8%	5.5%	25.9%

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2005 2/	2006	2007	2008	Thereafter
Atlanta	RSF	598,498	373,647	199,083	539,637	1,275,489
	% of Total Office RSF	2.9%	1.8%	1.0%	2.6%	6.3%
	Annualized Revenue 3/	$9,410	$5,906	$2,899	$8,487	$23,164
	% of Total Office Annl Rev	2.6%	1.7%	0.8%	2.4%	6.5%

Charlotte	RSF	268,272	171,575	125,838	102,969	419,262
	% of Total Office RSF	1.3%	0.8%	0.6%	0.5%	2.1%
	Annualized Revenue 3/	$4,330	$2,751	$1,912	$1,653	$5,948
	% of Total Office Annl Rev	1.2%	0.8%	0.5%	0.5%	1.7%

Columbia	RSF	30,789	59,586	58,951	63,170	44,698
	% of Total Office RSF	0.2%	0.3%	0.3%	0.3%	0.2%
	Annualized Revenue 3/	$565	$1,110	$1,046	$1,085	$460
	% of Total Office Annl Rev	0.2%	0.3%	0.3%	0.3%	0.1%

Greenville	RSF	113,052	218,167	16,115	98,992	431,299
	% of Total Office RSF	0.6%	1.1%	0.1%	0.5%	2.1%
	Annualized Revenue 3/	$1,842	$4,097	$295	$1,794	$5,147
	% of Total Office Annl Rev	0.5%	1.1%	0.1%	0.5%	1.4%

Kansas City	RSF	143,942	148,045	89,495	56,558	359,313
	% of Total Office RSF	0.7%	0.7%	0.4%	0.3%	1.8%
	Annualized Revenue 3/	$2,906	$3,284	$1,875	$1,113	$8,621
	% of Total Office Annl Rev	0.8%	0.9%	0.5%	0.3%	2.4%

Memphis	RSF	182,856	96,277	103,781	185,782	442,961
	% of Total Office RSF	0.9%	0.5%	0.5%	0.9%	2.2%
	Annualized Revenue 3/	$3,405	$1,796	$1,974	$3,582	$8,207
	% of Total Office Annl Rev	1.0%	0.5%	0.6%	1.0%	2.3%

Nashville	RSF	335,545	471,315	235,334	178,944	1,451,973
	% of Total Office RSF	1.6%	2.3%	1.2%	0.9%	7.1%
	Annualized Revenue 3/	$6,896	$9,540	$4,560	$3,378	$25,943
	% of Total Office Annl Rev	1.9%	2.7%	1.3%	0.9%	7.3%

Orlando	RSF	7,847	6,465	19,339	8,216	164,934
	% of Total Office RSF	0.0%	0.0%	0.1%	0.0%	0.8%
	Annualized Revenue 3/	$130	$170	$338	$184	$3,177
	% of Total Office Annl Rev	0.0%	0.0%	0.1%	0.1%	0.9%

Piedmont Triad	RSF	248,723	182,774	283,320	617,992	611,382
	% of Total Office RSF	1.2%	0.9%	1.4%	3.0%	3.0%
	Annualized Revenue 3/	$4,196	$3,124	$3,251	$7,054	$9,131
	% of Total Office Annl Rev	1.2%	0.9%	0.9%	2.0%	2.6%

Raleigh	RSF	484,378	827,520	372,092	560,340	1,531,136
	% of Total Office RSF	2.4%	4.1%	1.8%	2.7%	7.5%
	Annualized Revenue 3/	$9,467	$14,394	$6,908	$9,580	$26,308
	% of Total Office Annl Rev	2.7%	4.0%	1.9%	2.7%	7.4%

Richmond	RSF	340,679	250,054	312,340	202,596	620,244
	% of Total Office RSF	1.7%	1.2%	1.5%	1.0%	3.0%
	Annualized Revenue 3/	$6,166	$5,007	$5,069	$3,742	$9,587
	% of Total Office Annl Rev	1.7%	1.4%	1.4%	1.0%	2.7%

Tampa	RSF	338,069	367,808	241,398	477,195	1,552,973
	% of Total Office RSF	1.7%	1.8%	1.2%	2.3%	7.6%
	Annualized Revenue 3/	$6,925	$7,700	$4,752	$8,026	$29,723
	% of Total Office Annl Rev	1.9%	2.2%	1.3%	2.3%	8.3%

Other	RSF	21,576	6,166	12,707	19,449	1,289
	% of Total Office RSF	0.1%	0.0%	0.1%	0.1%	0.0%
	Annualized Revenue 3/	$456	$157	$322	$518	$28
	% of Total Office Annl Rev	0.1%	0.0%	0.1%	0.1%	0.0%

Total	RSF	3,114,226	3,179,399	2,069,793	3,111,840	8,906,953
	% of Total Office RSF	15.3%	15.6%	10.2%	15.3%	43.7%
	Annualized Revenue 3/	$56,694	$59,036	$35,201	$50,196	$155,444
	% of Total Office Annl Rev	15.9%	16.6%	9.9%	14.1%	43.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 104,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue
3/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2005 1/	2006	2007	2008	Thereafter
Atlanta	RSF	745,666	345,292	665,087	213,372	759,492
	% of Total Industrial RSF	10.6%	4.9%	9.4%	3.0%	10.7%
	Annualized Revenue 2/	$3,395	$2,069	$3,462	$1,013	$3,503
	% of Total Industrial Annl Rev	10.5%	6.4%	10.7%	3.1%	10.5%

Charlotte	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF	0	16,081	0	5,350	8,470
	% of Total Industrial RSF	0.0%	0.2%	0.0%	0.1%	0.1%
	Annualized Revenue 2/	$—	$201	$—	$58	$46
	% of Total Industrial Annl Rev	0.0%	0.6%	0.0%	0.2%	0.1%

Kansas City	RSF	2,018	0	0	0	1,756
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$—	$20
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	1,192,409	590,763	1,232,205	393,131	800,333
	% of Total Industrial RSF	16.9%	8.4%	17.5%	5.6%	11.4%
	Annualized Revenue 2/	$4,603	$2,433	$5,284	$1,618	$3,920
	% of Total Industrial Annl Rev	14.2%	7.5%	16.3%	5.0%	12.1%

Raleigh	RSF	41,589	11,887	0	15,188	7,139
	% of Total Industrial RSF	0.6%	0.2%	0.0%	0.2%	0.1%
	Annualized Revenue 2/	$362	$118	$—	$163	$67
	% of Total Industrial Annl Rev	1.1%	0.4%	0.0%	0.5%	0.2%

Total	RSF	1,981,682	964,023	1,897,292	627,041	1,577,190
	% of Total Industrial RSF	28.1%	13.7%	26.9%	8.9%	22.3%
	Annualized Revenue 2/	$8,377	$4,821	$8,746	$2,852	$7,556
	% of Total Industrial Annl Rev	25.9%	14.9%	27.0%	8.8%	23.1%

1/	Includes 212,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Customer Diversification 1/

December 31, 2004

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	789,696	$16,466	3.94%	6.7
AT&T 3/	537,529	10,008	2.40%	4.1
Price Waterhouse Coopers	297,795	7,385	1.77%	5.3
State Of Georgia	361,687	7,070	1.69%	4.2
T-Mobile USA	205,394	4,757	1.14%	4.5
Sara Lee	1,195,383	4,682	1.12%	2.7
IBM	194,649	4,100	0.98%	1.2
Northern Telecom	246,000	3,651	0.87%	3.2
Volvo	270,774	3,483	0.83%	4.6
US Airways	295,046	3,376	0.81%	3.0
Lockton Companies	132,718	3,303	0.79%	10.2
BB&T	229,459	3,252	0.78%	6.7
CHS Professional Services	168,436	2,994	0.72%	2.1
ITC Deltacom 4/	147,379	2,989	0.72%	0.4
Ford Motor Company	125,989	2,729	0.65%	5.1
IKON	181,361	2,610	0.63%	1.7
MCI	127,268	2,533	0.61%	1.5
Hartford Insurance	116,010	2,508	0.60%	1.8
Aspect Communications	116,692	2,343	0.56%	1.9
Jacob’s Engineering	229,626	2,258	0.54%	11.3

	5,968,891	$92,497	22.15%	4.5

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	21.6%
Insurance	10.1%
Manufacturing	9.4%
Telecommunication	8.2%
Finance/Banking	8.0%
Retail Trade	7.2%
Government/Public Administration	6.2%
Health Care and Social Assistance	6.0%
Wholesale Trade	5.5%
Transportation and Warehousing	3.3%
Administrative and Support Services	3.1%
Real Estate Rental and Leasing	2.8%
Accommodation and Food Services	2.7%
Other Services (except Public Administration)	2.7%
Information	2.1%
Educational Services	1.1%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	AT&T and SBC have received final approval on their plans to merge. SBC currently leases 5K square feet with $110K in associated annualized revenue.
4/	ITC Deltacom (formerly Business Telecom) is located in a property that, as of December 31, 2004, is under contract for sale. The sale is projected for the first quarter of 2005.

Acquisition Activity

Dollars in thousands

Name	Market	Type 1/	Date Acquired	Square Footage	Total Cost
First quarter 2004:
Signature Plaza	Orlando	O	03/02/04	274,000
Capital Plaza I	Orlando	O	03/02/04	242,000
Capital Plaza II	Orlando	O	03/02/04	303,000
Landmark I	Orlando	O	03/02/04	226,000
Landmark II	Orlando	O	03/02/04	225,000

				1,270,000	$171,526	2/

Windsor at Metro Center 3/	Orlando	O	03/02/04	88,000	$6,100	3/

Second quarter 2004:
None

Third quarter 2004:
None

Fourth quarter 2004:
None

				1,358,000	$177,626

Joint Venture Acquisitions

	Market	Type 1/	Date Acquired	Square Footage	Cost
First quarter 2004:
Glenridge 100	Atlanta	O	02/26/04	91,500
Glenridge 200	Atlanta	O	02/26/04	93,900

				185,400	$23,850	4/
Second quarter 2004:
None

Third quarter 2004:
None

Fourth quarter 2004:
None

				185,400	$23,850

1/	The letter “O” represents Office
2/	As discussed in Notes 3 and 18 to the financial statements included in our amended 2003 Form 10K, these five properties held in the MG-HIW LLC joint venture and the related $136.2 million of mortgage debt were consolidated in our statements. In March we acquired our partners 80% interest in the joint venture entity that owns these properties. The $171.5 million amount reflects the $62.5 million to acquire the MG’s 80% equity interest and MG”S 80% interest in the $136.2 million related debt.
3/	We purchased our partner’s 50% interest in this Metrowest property.
4/	We purchased a 40% interest in these two properties.

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Gross Sales Price
First quarter 2004:
Brookside Shopping Center	Kansas City	R	01/29/04	111,800
63rd & Brookside Building	Kansas City	O	01/29/04	7,800

				119,600	$15,250

Northpark I	Raleigh	O	03/28/04	42,300	4,500

Second quarter 2004:
1309 E. Cary Street	Richmond	O	05/21/04	16,000	1,075
Highwoods Preserve III	Tampa	O	06/16/04	176,000	20,190
1035 Fred Drive	Atlanta	I	06/24/04	100,000	2,000

Third quarter 2004:
Sabal Tech Center	Tampa	O	08/10/04	58,600	3,350
Lake Plaza East	Raleigh	O	08/16/04	71,800	5,850

Fourth quarter 2004:
Highwoods Business Park	Charlotte	I	11/05/04	162,700	9,500
SunPort Center	Orlando	O	11/23/04	165,000	6,800
South Square I	Raleigh	O	11/23/04	57,900	4,700
South Square II	Raleigh	O	11/23/04	59,300	4,050
Bay Vista	Tampa	O	12/08/04	17,800	1,955
Pulse Athletic Club at Highwoods	Raleigh	O	12/17/04	24,800	1,850
Bank of America	Greenville	O	12/22/04	191,600	12,350

				1,263,400	$93,420

Depreciable Assets Contributed to Joint Ventures
	Market	Type 1/	Date Contributed	Square Footage	Gross Sales Price
First quarter 2004:
None

Second quarter 2004:
Signature Plaza	Orlando	O	06/28/04	274,000
Capital Plaza I	Orlando	O	06/28/04	242,000
Capital Plaza II	Orlando	O	06/28/04	303,000
Landmark I	Orlando	O	06/28/04	226,000
Landmark II	Orlando	O	06/28/04	225,000

				1,270,000	$126,900	2/

Third quarter 2004:
None

Fourth quarter 2004:

None				1,270,000	$126,900

1/	The letters “O” and “R” represent Office and Retail, respectively.
2/	As discussed in Note 4 to the financial statements in our amended 2003 Form 10K, the Company sold a 60% equity interest in the subsidiary that owned these five properties and retained a 40% interest. The $126.9 million amount reflects $41.1 million cash received, net of future payments required to be paid by the Company for leasing and tenant improvements, and $85.8 million representing 60% of the $143 million debt.

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/04	Pre - Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Center for Disease Control	Atlanta	O	109,000	$21,375	$—	100%	4Q05	4Q05
Saxon	Richmond	O	112,000	14,829	3,559	100%	3Q05	3Q05
FBI 2/	Tampa	O	137,000	31,091	11,025	100%	4Q05	4Q05

Total or Weighted Average			358,000	$67,295	$14,584	100%

Retail:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$1,386	44%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$1,386	44%

Total or Weighted Average			367,600	$69,929	$15,970	99%

Completed Not Stabilized 3/
National Archives Record Administration	Atlanta	I	350,000	$20,387	$17,014	100%	3Q04	4Q05

Total or Weighted Average			350,000	$20,387	$17,014	100%

Grand Total or Weighted Average			717,600	$90,316	$32,984	99%

Developed for Sale

	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/04	Pre- Sales	Estimated Completion Date
Grove Park Condominiums	Richmond	O	65,000	$6,163	$5,804	76%	4Q04

1/	The letters “O”, and “I” represent Office and Industrial, respectively.
2/	An approved 25,000 square feet expansion at an additional anticipated cost of $4.5 million is included. The related lease amendment is out for signature.
3/	This property contributed $140,000 in Net Operating Income (Property Revenue - Property Expense) in Q4 2004.

Development Land

December, 2004

Dollars in thousands

Market	Acres	Developable Square Footage			Total Estimated Market Value
		Office	Retail	Industrial
On Balance Sheet:
Research Triangle	339	2,774,000	60,000	162,000	$58,900
Atlanta	249	270,000	1,100,000	1,390,000	35,200
Piedmont Triad	117	787,000	37,000	1,190,000	21,400
Kansas City 1/	46	550,000	91,000	—	12,300
Baltimore	45	771,000	—	—	14,300
Richmond	61	688,000	—	—	10,500
Charlotte	73	1,151,000	—	—	12,600
Nashville	48	830,000	—	—	12,900
Orlando	49	862,000	—	—	15,600
Tampa	29	462,000	—	15,000	12,200
Memphis	22	288,000	—	—	4,200
Greenville	12	150,000	—	—	1,800
Jacksonville	9	80,000	—	—	900
Columbia	2	20,000	—	—	300

	1,101	9,683,000	1,288,000	2,757,000	$213,100

Deferred or optioned:
Atlanta	25	—	500,000	—

	25	—	500,000	—

Total	1,126	9,683,000	1,788,000	2,757,000

1/	Includes 27 acres of residential land

Unconsolidated Joint Ventures Assets, Debt and Liabilities

December 31, 2004

Dollars in thousands (unaudited)

Joint Venture	Type 1/	Own %	Venture’s Books
			Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$8,044	$565	$790
Dallas County Partners I, LP	O/ I	50.0%	44,985	40,712	43,604
Dallas County Partners II, LP	O	50.0%	16,857	21,223	22,662
Dallas County Partners III, LP	O	50.0%	45	—	26
Fountain Three	O/I /R	50.0%	33,569	28,818	30,774
RRHWoods, LLC	O/ M	50.0%	82,267	69,714	73,467
Kessinger/Hunter, LLC	—	26.5%	9,058	—	816
4600 Madison Associates, LP	O	12.5%	21,171	16,010	16,756
Highwoods DLF 98/29, LP	O	22.8%	138,252	66,206	68,817
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	112,090	58,313	61,682
Highwoods-Markel Associates, LLC	O	50.0%	50,157	39,442	39,840
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC	O	50.0%	14,473	9,519	9,898
Plaza Colonnade, LLC	O/R	50.0%	80,498	68,685	71,885
Highwoods KC Glenridge Office, LLC	O	40.0%	24,637	16,500	16,919
Highwoods KC Glenridge Land, LLC	O	40.0%	770	250	260
HIW-KC Orlando, LLC	O	40.0%	216,273	143,000	146,603
The Vinings at University Center, LLC	M	50.0%	1,991	392	392

Total			$855,137	$579,349	$605,191

Joint Venture	Type 1/	Own %	Highwoods’ Share of Joint Venture
			Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$3,942	$277	$387
Dallas County Partners I, LP	O/ I	50.0%	22,493	20,356	21,802
Dallas County Partners II, LP	O	50.0%	8,429	10,612	11,331
Dallas County Partners III, LP	O	50.0%	23	—	13
Fountain Three	O/I /R	50.0%	16,785	14,409	15,387
RRHWoods, LLC	O/ M	50.0%	41,134	34,857	36,734
Kessinger/Hunter, LLC	—	26.5%	2,400	—	216
4600 Madison Associates, LP	O	12.5%	2,646	2,001	2,095
Highwoods DLF 98/29, LP	O	22.8%	31,535	15,102	15,697
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	48,120	25,034	26,480
Highwoods-Markel Associates, LLC	O	50.0%	25,079	19,721	19,920
MG-HIW Metrowest I, LLC	O	50.0%	—	—	—
MG-HIW Metrowest II, LLC	O	50.0%	—	—	—
Concourse Center Associates, LLC	O	50.0%	7,237	4,760	4,949
Plaza Colonnade, LLC	O/R	50.0%	40,249	34,343	35,943
Highwoods KC Glenridge Office, LLC	O	40.0%	9,855	6,600	6,768
Highwoods KC Glenridge Land, LLC	O	40.0%	308	100	104
HIW-KC Orlando, LLC	O	40.0%	86,509	57,200	58,641
The Vinings at University Center, LLC	M	50.0%	996	196	196

Total			$347,740	$245,568	$256,663

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

Unconsolidated Joint Ventures Income

For the three months ended December 31, 2004

Dollars in thousands (unaudited)

Joint Venture	Own %	Venture’s Books
		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$634	$500	$12	$121	$1
Dallas County Partners I, LP	50.0%	2,986	1,536	740	678	32
Dallas County Partners II, LP	50.0%	1,649	792	536	186	135
Dallas County Partners III, LP	50.0%	54	30	—	1	23
Fountain Three	50.0%	1,709	821	519	408	(39)
RRHWoods, LLC	50.0%	3,557	1,889	773	1,024	(129)
Kessinger/Hunter, LLC	26.5%	2,079	1,172	—	120	787
4600 Madison Associates, LP	12.5%	1,312	534	278	441	59
Highwoods DLF 98/29, LP	22.8%	5,202	1,483	1,124	893	1,702
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	3,790	1,123	1,129	1,016	522
Highwoods-Markel Associates, LLC	50.0%	1,618	337	572	356	353
Concourse Center Associates, LLC	50.0%	526	129	173	83	141
Plaza Colonnade, LLC	50.0%	769	193	264	354	(42)
Highwoods KC Glenridge Office, LLC	40.0%	908	381	210	175	142
Highwoods KC Glenridge Land, LLC	40.0%	—	5	—	—	(5)
HIW-KC Orlando, LLC	40.0%	6,992	2,996	1,895	1,041	1,060
The Vinings at University Center, LLC	50.0%	—	—	—	—	—

Total		$33,785	$13,921	$8,225	$6,897	$4,742

Joint Venture	Own %	Highwoods’ Share of Joint Venture
		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$311	$245	$6	$59	$1
Dallas County Partners I, LP	50.0%	1,493	768	370	339	16
Dallas County Partners II, LP	50.0%	825	396	268	93	68
Dallas County Partners III, LP	50.0%	27	15	—	1	11
Fountain Three	50.0%	855	411	260	204	(20)
RRHWoods, LLC	50.0%	1,779	945	387	512	(65)
Kessinger/Hunter, LLC	26.5%	551	311	—	32	208
4600 Madison Associates, LP	12.5%	164	67	35	55	7
Highwoods DLF 98/29, LP	22.8%	1,187	338	256	204	389
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	1,627	482	485	436	224
Highwoods-Markel Associates, LLC	50.0%	809	169	286	178	176
Concourse Center Associates, LLC	50.0%	263	65	87	42	69
Plaza Colonnade, LLC	50.0%	385	97	132	177	(21)
Highwoods KC Glenridge Office, LLC	40.0%	363	152	84	70	57
Highwoods KC Glenridge Land, LLC	40.0%	—	2	—	—	(2)
HIW-KC Orlando, LLC	40.0%	2,797	1,198	758	416	425
The Vinings at University Center, LLC	50.0%	—	—	—	—	—

Total 1/ 2/		$13,436	$5,661	$3,414	$2,818	$1,543

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $143K deferred gain.
2/	Highwoods’ Share of JV income shown above does not include $433K of reimbursed administrative costs.

Unconsolidated Joint Ventures Income

For the year ended December 31, 2004

Dollars in thousands (unaudited)

Joint Venture	Own %	Venture’s Books
		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$2,534	$1,786	$52	$461	$235
Dallas County Partners I, LP	50.0%	11,895	5,806	2,762	2,085	1,242
Dallas County Partners II, LP	50.0%	6,276	2,811	2,222	742	501
Dallas County Partners III, LP	50.0%	215	126	—	6	83
Fountain Three	50.0%	7,176	3,223	2,116	1,555	282
RRHWoods, LLC	50.0%	14,049	7,736	2,734	3,561	18
Kessinger/Hunter, LLC	26.5%	6,895	4,764	—	642	1,489
4600 Madison Associates, LP	12.5%	5,248	2,207	1,132	1,768	141
Highwoods DLF 98/29, LP	22.8%	20,063	5,770	4,521	3,550	6,222
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	14,877	4,441	4,538	4,148	1,750
Highwoods-Markel Associates, LLC	50.0%	6,607	1,453	2,301	1,459	1,394
MG-HIW Metrowest I, LLC	50.0%	—	5	—	—	(5)
MG-HIW Metrowest II, LLC	50.0%	141	88	39	70	(56)
Concourse Center Associates, LLC	50.0%	2,105	568	695	332	510
Plaza Colonnade, LLC	50.0%	796	196	264	370	(34)
Highwoods KC Glenridge Office, LLC	40.0%	2,907	1,256	542	549	560
Highwoods KC Glenridge Land, LLC	40.0%	—	8	—	—	(8)
HIW-KC Orlando, LLC	40.0%	14,179	5,749	3,818	2,077	2,535
The Vinings at University Center, LLC	50.0%	—	—	—	—	—

Total		$115,963	$47,993	$27,736	$23,375	$16,859

Joint Venture	Own %	Highwoods’ Share of Joint Venture
		Revenue	Operating Exp	Interest	Depr/Amort	Net Income
Board of Trade Investment Co.	49.0%	$1,242	$875	$25	$226	$116
Dallas County Partners I, LP	50.0%	5,948	2,903	1,381	1,043	621
Dallas County Partners II, LP	50.0%	3,138	1,406	1,111	371	250
Dallas County Partners III, LP	50.0%	108	63	—	3	42
Fountain Three	50.0%	3,588	1,612	1,058	778	140
RRHWoods, LLC	50.0%	7,025	3,868	1,367	1,781	9
Kessinger/Hunter, LLC	26.5%	1,827	1,262	—	170	395
4600 Madison Associates, LP	12.5%	656	276	142	221	17
Highwoods DLF 98/29, LP	22.8%	4,576	1,316	1,031	810	1,419
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	6,387	1,907	1,948	1,781	751
Highwoods-Markel Associates, LLC	50.0%	3,304	727	1,151	730	696
MG-HIW Metrowest I, LLC	50.0%	—	3	—	—	(3)
MG-HIW Metrowest II, LLC	50.0%	71	44	20	35	(28)
Concourse Center Associates, LLC	50.0%	1,053	284	348	166	255
Plaza Colonnade, LLC	50.0%	398	98	132	185	(17)
Highwoods KC Glenridge Office, LLC	40.0%	1,163	502	217	220	224
Highwoods KC Glenridge Land, LLC	40.0%	—	3	—	—	(3)
HIW-KC Orlando, LLC	40.0%	5,672	2,300	1,527	831	1,014
The Vinings at University Center, LLC	50.0%	—	—	—	—	—

Total 1/ 2/		$46,156	$19,449	$11,458	$9,351	$5,898

1/	Highwoods’ Share of JV income shown above does not include the amortization of a $534K deferred gain.
2/	Highwoods’ Share of JV income shown above does not include $1,151K of reimbursed administrative costs.

Joint Ventures Long-Term Debt Detail

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 12/31/04
Dallas County Partners I, LP	50.0%	American Express	7.0%	Sep-09	3,535
Dallas County Partners I, LP	50.0%	American Express	6.9%	Jun-09	7,484
Dallas County Partners I, LP	50.0%	John Hancock Life Insurance Co.	7.6%	Mar-08	2,995
Dallas County Partners I, LP	50.0%	State Farm	7.1%	Oct-08	3,060
Dallas County Partners I, LP	50.0%	State Farm	7.9%	Sep-06	3,031
Dallas County Partners I, LP	50.0%	State Farm	7.5%	May-07	4,390
Dallas County Partners I, LP	50.0%	Bank of America	5.7%	Oct-07	4,010
Dallas County Partners I, LP	50.0%	State Farm	7.5%	Dec-07	5,107
Dallas County Partners I, LP	50.0%	Thrivent	8.5%	Aug-10	1,690
Dallas County Partners I, LP	50.0%	Union Planters	6.3%	Jun-14	3,680
Dallas County Partners I, LP	50.0%	Union Planters	7.2%	Jan-06	493
Dallas County Partners I, LP	50.0%	Bankers Trust	8.0%	Jul-11	1,237

			7.1%		40,712

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.2%	Jun-13	21,223

Fountain Three	50.0%	John Hancock Life Insurance Co.	7.8%	Jan-08	6,058
Fountain Three	50.0%	American Express	6.9%	Jun-09	4,001
Fountain Three	50.0%	Thrivent	8.0%	Oct-10	3,768
Fountain Three	50.0%	Thrivent	7.3%	Apr-09	3,605
Fountain Three	50.0%	Wells Fargo	8.2%	May-08	2,167
Fountain Three	50.0%	Lehman Brothers	8.0%	Jul-09	3,628
Fountain Three	50.0%	Thrivent	7.0%	Sep-12	5,591

			7.5%		28,818

RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.8%	Sep-12	27,471
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.0%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.1%	Nov-15	5,500
RRHWoods, LLC	50.0%	Bank of America	5.7%	Oct-07	4,063
RRHWoods, LLC	50.0%	Union Planters	6.3%	Jun-14	3,680

			3.8%		69,714

Plaza Colonnade, LLC	50.0%	Met Life	5.7%	Jan-17	50,000
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.4%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.0%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.9%	Mar-24	12,473

			5.8%		68,685

4600 Madison Associates, LLC	12.5%	State Farm	6.9%	Apr-18	16,010
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.8%	Sep-07	565
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.8%	Apr-11	66,206
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.7%	May-12	58,313
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	7.0%	Jul-10	9,519
Highwoods KC Orlando, LLC	40.0%	Met Life	5.2%	Jul-14	143,000
Highwoods - Markel Associates, LLC	50.0%	Principal Life Insurance Company	5.8%	Jan-14	39,442
Highwoods KC Glenridge Office	40.0%	Wachovia	4.8%	Jun-14	16,500
Highwoods KC Glenridge Land	40.0%	Transwestern	0.0%	Feb-05	250
The Vinings at University Center, LLC	50.0%	Central Carolina Bank	4.6%	Dec-07	392

					350,197

			6.1%		$579,349

Highwoods’ Share of the above					$245,568

Joint Ventures Portfolio Summary

As of December 31, 2004

Summary by Location:

Market	Rentable Square Feet 1/	Occupancy 2/	Percentage of Annualized Revenue - Highwoods’ Share Only 3/
			Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,253,000	91.4%	28.6%	3.6%	1.0%	3.5%	36.7%
Orlando	1,683,000	89.7%	25.7%	—	—	—	25.7%
Atlanta	835,000	92.5%	12.9%	—	—	—	12.9%
Raleigh	455,000	99.5%	3.7%	—	—	—	3.7%
Kansas City	428,000	86.4%	8.4%	—	—	—	8.4%
Piedmont Triad	364,000	100.0%	4.0%	—	—	—	4.0%
Tampa	205,000	99.1%	2.1%	—	—	—	2.1%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Richmond	413,000	99.7%	5.2%	—	—	—	5.2%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	6,894,000	92.9%	91.9%	3.6%	1.0%	3.5%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 95.7%
3/	Annualized Rental Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Lease Expirations

December 31, 2004

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2005	673,634	10.1%	$11,176	$16.59	9.0%
2006	657,868	9.9%	12,485	18.98	10.0%
2007	375,057	5.6%	7,670	20.45	6.2%
2008	1,259,399	18.9%	21,513	17.08	17.2%
2009	844,347	12.6%	15,763	18.67	12.7%
2010	353,475	5.3%	6,446	18.24	5.2%
2011	526,104	7.9%	9,781	18.59	7.9%
2012	377,923	5.7%	8,561	22.65	6.9%
2013	689,447	10.3%	13,622	19.76	11.0%
2014	358,248	5.4%	7,860	21.94	6.3%
2015 and thereafter	552,994	8.3%	9,396	16.99	7.6%

	6,668,496	100.0%	$124,273	$18.64	100.0%

1/	Annualized Revenue is December, 2004 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 12/31/04	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$71,500	$65,099	76%	4Q04	3Q05
Summit	50%	Des Moines	35,000	3,559	3,435	75%	3Q04	3Q05
Pinehurst	50%	Des Moines	35,000	3,559	3,497	79%	3Q04	3Q05
Sonoma	50%	Des Moines	75,000	9,364	202	0%	2Q05	2Q06

Total or Weighted Average			430,000	$87,982	$72,233	63%

Highwoods’ Share of the above			430,000	$43,991	$36,117	63%

1/	Includes $16.2 million in investment cost that will be funded by tax increment financing